AMENDED AND RESTATED
                                 PROMISSORY NOTE
                                 ---------------

$1,000,000.00                                                   March  25,  2001

          FOR VALUE RECEIVED, THE FEMALE HEALTH COMPANY, a Wisconsin corporation, promises to pay to the order of Stephen M. Dearholt, at his office in the City of Milwaukee, Wisconsin, the principal sum of One Million Dollars ($1,000,000.00), payable in full on March 25, 2002.

          The unpaid principal balance hereof shall bear interest, payable monthly on the last day of each calendar month during the term of this Note, and at maturity (whether stated maturity or upon acceleration), computed at a rate equal to 12% per annum. Principal amounts unpaid at the maturity thereof (whether by fixed maturity or acceleration) shall bear interest from and after maturity until paid computed at a rate equal to 18% per annum. Principal of and interest on this Note shall be payable in lawful money of the United States.

          All interest payable on this Note shall be computed for the actual number of days elapsed using a daily rate determined by dividing the annual rate by 365. Whenever any payment to be made hereunder shall be stated to be due on a Saturday, Sunday or public holiday under the laws of the State of Wisconsin, such payment may be made on the next succeeding business day, and such extension of time shall be included in the computation of interest on this note.

          This Note is issued in replacement of the Note issued on March 25, 2000, which Note was issued in replacement of the Note originally issued under a Note Purchase and Warrant Agreement dated as of March 25, 1999 between the undersigned and Stephen M. Dearholt to which Agreement reference is hereby made for a statement of the terms and conditions on which the loan evidenced hereby was made and for a description of the terms and conditions upon which this Note may be prepaid, in whole or in part, or its maturity accelerated.

                                      THE  FEMALE  HEALTH  COMPANY


                                      BY:  _____________________________
                                           O.B.  Parrish
                                           Chairman  of  the  Board
                                           and  Chief  Executive  Officer

          THIS WARRANT HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR QUALIFIED UNDER ANY STATE SECURITIES LAW. THIS WARRANT AND ANY INTEREST HEREIN MAY BE OFFERED, TRANSFERRED, SOLD OR OTHERWISE DISPOSED OF ONLY IF REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR IF AN EXEMPTION FROM REGISTRATION IS AVAILABLE, AND ONLY IN STRICT COMPLIANCE WITH APPLICABLE STATE SECURITIES LAWS AND REGULATIONS.


--------------------------------------------------------------------------------
================================================================================

                                     WARRANT

                               FOR THE PURCHASE OF
                                  COMMON STOCK

                                       OF

                            THE FEMALE HEALTH COMPANY

                                Warrant Number 11

================================================================================
================================================================================


          THIS CERTIFIES THAT, FOR VALUE RECEIVED, Stephen M. Dearholt, or assigns, is entitled to subscribe for and purchase from The Female Health
Company, a Wisconsin corporation (the Company"), 250,000 shares of the fully paid and non-assessable shares of Common Stock, $.01 par value per share, of the Company, at the Purchase Price (as hereinafter defined) per share.

          This Warrant and all warrants issued in substitution or exchange for all or part hereof are herein individually called a "Warrant" and collectively the "Warrants".

          1.     Definitions.  When  used  in  this Warrant, the following terms
                 -----------
shall  have  the  meanings  specified:

               (a) "Affiliate" shall mean any Person directly or indirectly controlling, controlled by or under direct or indirect common control with another Person. A Person shall be deemed to control a corporation if such Person possesses, directly or indirectly, the power to direct or cause the direction of the management and policies of such corporation, whether through the ownership of voting securities, by contract or otherwise.

               (b) "Common Shares" shall mean and include the Company's presently authorized shares of Common Stock and shall also include any capital stock of any class of the Company hereafter authorized which shall not be limited to a fixed sum or percentage of par value in respect of the rights of the holders thereof to participate in dividends or in the distribution of assets upon the voluntary or involuntary liquidation, dissolution or winding up of the Company; provided that the shares purchasable pursuant to this Warrant shall include shares designated as Common Stock of the Company on the date of original issue of this Warrant or, in case of any reclassification of the outstanding shares thereof, the stock, securities or assets provided for in Section 5(a) hereof.

               (c) "Common Stock" shall mean the common stock, $.01 par value per share, of the Company.

               (d) "Expiration Date" shall mean the earliest to occur of the following: (i) the exercise of all of the rights to purchase Common Stock represented by this Warrant; or (ii) March 25, 2011.

               (e) "Holder" shall mean Stephen M. Dearholt and any permitted transferee or assignee of all or part of this Warrant and the rights hereunder; provided that, as used in Section 12 hereof such term shall also include any holder or holders of Common Stock (or Other Securities) issued on the exercise of this Warrant other than Persons who received such Common Stock (or Other Securities) in a public offering or pursuant to Rule 144 promulgated under the Securities Act of 1933, as amended.

               (f)     "Holder Group" shall have the meaning assigned thereto in
Section  10  hereof.

               (g) "Purchase Price" shall mean the per share purchase price of $0.45 (subject to adjustment under Section 5) to be paid for shares of Common Stock purchased pursuant to the exercise of this Warrant.

               (h) "Other Securities", as used in Section 12 hereof, shall mean any stock (other than Common Stock) and other securities of the Company or any other Person (corporate or otherwise) which the

Holder of this Warrant at any time shall be entitled to receive, or shall have received, on the exercise of this Warrant, in lieu of or in addition to Common Stock, or which at any time shall be issuable or shall have been issued in exchange for or in replacement of Common Stock or Other Securities pursuant to
Section  5  hereof  or  otherwise.

               (i) "Person shall mean and include an individual, partnership, corporation, trust, joint venture, incorporated organization and a government or any department or agency thereof.

          2.     Exercise:  Issuance  of Certificates: Payment for Shares.  This
                 --------------------------------------------------------
Warrant may be exercised by the Holder, in whole or in part, at any time and from time to time on or after March 25, 2001, and prior to 5:00 p.m. (Central
Time) on the Expiration Date, by the surrender of this Warrant (properly endorsed if required), and payment by the Holder to the Company of the Purchase Price for each share of Common Stock purchased with respect to such exercise by wire transfer or certified or cashiers check. Upon such surrender and payment, the Holder shall be entitled to receive a certificate or certificates representing the shares of Common Stock so purchased, which certificate(s) may contain a standard legend indicating that such shares have not been registered under the Securities Act and prohibiting resale thereof without registration or an opinion of counsel that an exemption from registration is available. The Company agrees that the shares so purchased shall be deemed to be issued to the Holder as the record owner of such shares as of the close of business on the date on which this Warrant shall have been surrendered and payment made for such shares as aforesaid. Subject to the Company's Amended and Restated Articles of Incorporation, certificates for the shares of Common Stock so purchased shall be delivered to the Holder within a reasonable time, not exceeding ten days, after the rights represented by this Warrant shall have been so exercised. If the rights of the Holder of this Warrant are exercised in part, the number of shares of Common Stock which thereafter may be purchased pursuant to this Warrant shall be reduced accordingly and the Company shall reissue a Warrant or Warrants of like tenor representing in the aggregate the right to purchase the number of shares of Common Stock as so reduced.

          3.     Affirmative  Covenants.
                 ----------------------

               (a) The Company covenants and agrees that the shares of Common Stock issuable upon exercise of the rights represented by this Warrant will, upon such exercise and issuance in accordance herewith, be duly authorized, validly issued, fully paid and nonassessable (except as set forth in Section 180.0622(2)(b), Wis. Stats., as amended and interpreted) and free from all taxes, liens and charges with respect to the issue. The Company further covenants and agrees that, until the Expiration Date, the Company will at all times have authorized, and reserved for the purpose of issue upon total or partial exercise of the rights represented by this Warrant, a sufficient number of shares of its Common Stock to provide for the exercise of the rights represented by this Warrant.

               (b) The Company further covenants and agrees that, until the Expiration Date, the Company will deliver to the Holder copies of all reports and information filed by the Company with the Securities and Exchange Commission ("SEC") pursuant to the Securities Exchange Act of 1934, as amended, within 10 days after receiving a written request from the Holder.

          4.     Issuance  of  Preferred Stock.  So long as this Warrant remains
                 -----------------------------
outstanding, the Company will not issue any capital stock of any class preferred as to dividends or as to the distribution of assets upon voluntary or involuntary liquidation, dissolution or winding up, unless the rights of the holders thereof shall be limited to a fixed sum or percentage of par value in respect of participation in dividends and in the distribution of such assets.

          5.     Anti-Dilution  Provisions.  The  above provisions are, however,
                 -------------------------
subject  to  the  following:

               (a) If any capital reorganization or reclassification of the capital stock of the Company, or consolidation or merger of the Company with another corporation, or the sale of all or substantially all of its assets to another corporation shall be effected in such a way that holders of Common Stock shall be entitled to receive stock, securities or assets with respect to or in exchange for Common Stock, then, as a condition of such reorganization, reclassification, consolidation, merger or sale, lawful and adequate provision shall be made whereby the Holder hereof shall hereafter have the right to purchase and receive upon the basis and upon the terms and conditions specified in this Warrant and in lieu of the shares of the Common Stock of the Company immediately theretofore purchasable and receivable upon the exercise of the rights represented hereby, such shares of stock, securities or assets as may be issued or payable with respect to or in exchange for a number of outstanding shares of such Common Stock equal to the number of shares of such stock immediately theretofore purchasable and receivable upon the exercise of the rights represented hereby had such reorganization, reclassification, consolidation, merger or sale not taken place, and in any such case appropriate provision shall be made with respect to the rights and interests of the Holder of this Warrant to the end that the provisions hereof shall thereafter be applicable, as nearly as may be, in relation to any shares of stock, securities or assets thereafter deliverable upon the exercise hereof, together with such adjustment in the Purchase Price as may be applicable with respect thereto so that the aggregate price to be paid for shares issued pursuant to this Warrant shall be neither increased nor decreased. The Company shall not effect any such consolidation, merger or sale, unless prior to the consummation thereof the successor corporation (if other than the Company) resulting from such consolidation or merger or the corporation purchasing such assets shall assume by written instrument executed and mailed to the Holder hereof at the last address of such Holder appearing on the books of the Company, the obligation to deliver to such Holder such shares of stock, securities or assets as, in accordance with the foregoing provisions, such Holder may be entitled to purchase.

               (b)     In  case  any  time:

               (l) the Company shall declare any cash dividend on its Common Stock at a rate in excess of the rate of the last cash dividend theretofore paid;

               (2) the Company shall pay any dividend payable in stock upon its Common Stock, make any distribution (other than regular cash dividends) to the holders of its Common Stock or redeem any shares of its Common Stock;

               (3) the Company shall offer for subscription pro rata to the holders of its Common Stock any additional shares of stock of any class or other rights;

               (4) there shall be any capital reorganization, reclassification of the capital stock of the Company, or consolidation or merger of the Company with, or sale of all or substantially all of its assets to another corporation; or

               (5) there shall be a voluntary or involuntary dissolution, liquidation or winding up of the Company;

then, in any one or more of said cases, the Company shall give written notice, by first class mail, postage prepaid, addressed to the Holder of this Warrant at the address of such Holder as shown on the books of the Company, of the date on which (aa) the books of the Company shall close or a record shall be taken for such dividend, distribution or subscription rights, or (bb) such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding up shall take place, as the case may be. Such notice shall also specify the date as of which the holders of Common Stock of record shall participate in such dividend distribution or subscription rights, or shall be entitled to exchange their Common Stock for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding up, as the case may be. Such written notice shall be given at least 15 days prior to the action in question and not less than 15 days prior to the record date or the date on which the Company's transfer books are closed in respect thereto.

          6.     Certain Events.  If any event occurs as to which the provisions
                 --------------
of this Warrant are not strictly applicable or, if strictly applicable would not fairly protect the rights of the Holder in accordance with the essential intent and principles of such provisions, then the Board of Directors of the Company shall make an adjustment in the application of such provisions, in accordance with such essential intent and principles, so as to protect the Holder's rights as aforesaid.

          7.     Term  of  Warrant.  This  Warrant  shall remain outstanding and
                 -----------------
exercisable until the Expiration Date. To the extent not previously exercised, the rights to purchase Common Stock represented by this Warrant shall thereupon terminate.

          8.     Issue  Tax.  The  issuance of certificates for shares of Common
                 ----------
Stock upon the total or partial exercise of this Warrant shall be made without charge to the Holder for any issuance tax in respect thereof.

          9.     Closing  of  Books.  The  Company  will  at  no  time close its
                 ------------------
transfer books against the transfer of this Warrant or act in any manner which interferes with the timely exercise of the rights represented by this Warrant.

          10.     Transfer  of  Warrant.  Subject  to  any  registration  or
                  ---------------------
qualification requirements under the Securities Act and applicable state securities laws, this Warrant and all rights hereunder are transferable, in whole or in part, without charge to the Holder, by the Holder in person or by duly authorized attorney, upon surrender of this Warrant to the Company properly endorsed; provided that the Company may require in connection with such transfer an opinion of counsel to the effect that such transfer qualifies for an exemption from the registration requirements of the Securities Act. If this Warrant is transferred in part in accordance with the terms hereof, the Company shall reissue a Warrant or Warrants of like tenor representing in the aggregate the right to purchase the number of shares of Common Stock represented by this Warrant immediately prior to such transfer and thereafter the Holder and all transferees and assignees shall constitute the "Holder Group" for purposes of Section 12 hereof.

          11.     No  Voting  Rights.  This Warrant shall not entitle the Holder
                  ------------------
to  any  voting  rights  as  a  shareholder  of  the  Company.

          12.     Registration  Rights.  All  references  in  this Section 12 to
                  --------------------
Common  Stock  shall  be  deemed  to  include  Other  Securities  as applicable.

          12.1     Demand  Registration.  At  any  time (whether before or after
                   ---------------------
the  Expiration  Date)  following  the  exercise of the right to purchase Common
Stock pursuant to this Warrant, a Holder may demand registration under the Securities Act of 1933, as amended (the "Securities Act") of the resale of all or part of the Common Stock issuable or which has been issued upon exercise of this Warrant, on Form S-1 or any similar long-form registration or, in the Company's sole discretion, on Form S-2 or S-3 or any similar short-form registration, if available under applicable rules of the SEC. If such request is made by less than all Holders, the Company shall send written notice of such registration request to the remaining Holders within 15 days of receipt of the initial registration request. Unless a remaining Holder shall deliver to the Company, within 20 days after such notice is sent by the Company, a written request for inclusion in the registration demanded by the initial request of all or part of the Common Stock issuable or which has been issued upon exercise of the Warrant held by such remaining Holder, all rights of such remaining Holder under this Section 12.1 shall be terminated. The written request to be delivered by a Holder to the Company pursuant to this Section 12.1 shall (i) specify the number of shares intended to be offered and sold by the Holder, (ii) express the present intent of the Holder to offer such shares for distribution, and (iii) describe the nature and method of the proposed offer and sale thereof. The registration requested pursuant to this Section 12.1 is referred to herein as "Demand Registration", which term shall also include any

Demand Registration as defined in any of the Dearholt Stock Documents referenced in Section 12.1(a) hereof.

                    (a)     Number  of  Registrations.  Notwithstanding  any
                            -------------------------
contrary provision contained in this document, the Note Purchase and Warrant Agreement between the Company and Stephen M. Dearholt dated March 25, 1999, the Stock Issuance Agreement between such parties dated March 25, 1999(the "1999
Stock Issuance Agreement"), and such other documents, agreements and warrants that the Holder may demand registration under the Securities Act (collectively, the "Dearholt Stock Documents"), the Holder Group shall be entitled to an unlimited number of Demand Registrations under all such Dearholt Stock Documents, and shall be entitled to include all or part of the stock received under any or all of such Dearholt Stock Documents in any Demand Registration, as the Holder Group shall request from time to time; provided, however, that, except for Demand Registrations requested pursuant to the last sentence of this
Section 12.1(a), any such Demand Registration shall include at least two hundred thousand (200,000) shares of Common Stock (subject to adjustment pursuant to Section 5(a)). A registration initiated as a Demand Registration may be withdrawn at any time at the request of the Holders of a majority of the shares of the Common Stock requested to be included in such Demand Registration (the "Required Percentage"); provided that in the event a registration initiated as a Demand Registration is so withdrawn, all expenses in connection with such withdrawn registration (including, without limitation, reasonable fees of counsel and accountants for the Company) shall be paid by the participating Holders, pro rata. In the event Stephen M. Dearholt shall pledge or assign his rights and interests to all or part of the Common Stock issued to him upon exercise of this Warrant, or upon exercise of his rights under any of the Dearholt Stock Documents, as collateral pursuant to a borrowing, the rights to Demand Registrations hereunder may be assigned and transferred to said lender (and only one lender at any given time) in connection therewith, and said lender shall be entitled to request such Demand Registrations at any time, without regard to the two hundred thousand (200,000) share minimum under the first sentence of this Section 12.1(a), and notwithstanding the provisions of the first sentence of Section 12.1(c) below.

                    (b)     Priority  on Demand Registrations.  The Company will
                            ---------------------------------
not include in the Demand Registration any securities which are not Common Stock owned by a Holder, without the written consent of the Required Percentage of Holders. If the Demand Registration is an underwritten offering, and the managing underwriters advise the Company in writing that in their opinion the number of shares of Common Stock requested to be included exceeds the number of shares of Common Stock which can be sold in such offering without adversely affecting the market price of the Company's Common Stock, the Company will include in such registration (pro rata from shares of Common Stock requested to be included by each participating Holder), prior to the inclusion of any securities which are not shares of Common Stock owned by a Holder, the number of shares of Common Stock owned by the Holders requested to be included which in the opinion of such underwriters can be sold without such adverse affect; and the balance of the shares of Common Stock which Holder requested to be included in such offering shall be withheld from sale for a period of time requested by the underwritten, but not to exceed one hundred twenty (120) days.

                    (c)     Restrictions  on Demand Registration. Subject to the
                            ------------------------------------
next following sentence and the last sentence of Section 12.1(a) above, the Company will not be obligated to effect a Demand Registration within one hundred twenty (120) days after the effective date of a registration in which the Holder was given an opportunity to participate in a registered offering pursuant to
Section 12.2 hereof. In the event that a Holder requests to participate in a registration under Section 12.2 hereof and satisfies the conditions of Section 12.3, and for whatever reason all of the shares of Common Stock which such Holder so requests to be registered are not registered or are not permitted to be offered for sale and sold prior to shares of Common Stock or other equity securities being registered and offered by the Company in such registration, then the provisions of the first sentence of this Section 12.1(c) shall not apply, and the Company shall be obligated to effect a Demand Registration requested by such Holder as soon as practicable in accordance with the terms hereof. The Company may postpone for up to ninety (90) days the filing or the effectiveness of a registration statement for a Demand Registration if the Company and the Required Percentage of Holders reasonably and in good faith agree that such Demand Registration might have an adverse effect on any proposal or plan by the Company to engage in any financing, acquisition of assets (other than in the ordinary course of business) or any corporate reorganization, merger, consolidation, tender offer or similar transaction.

                    (d)     Selection  of  Underwriters.  If  the  Demand
                            ---------------------------
Registration involves an underwritten public offering, the Company will have the right to select the investment banker(s) and manager(s) to administer the offering, subject to the approval of the Required Percentage of Holders (which will not be unreasonably withheld) of such investment banker(s) and managers(s).

               12.2     Participation  in  Registered Offerings.  If the Company
                        ---------------------------------------
at any time or times proposes or is required to register any of its Common Stock or other equity securities for public sale in an underwritten public offering for cash (other than in connection with any stock option, bonus or other employee benefit plan or arrangement) under the Securities Act or any applicable state securities law, it will each such time give written notice to each Holder of its intention to do so. Upon the written request of a Holder given within thirty (30) business days after receipt of any such notice (which request shall state the intended method of disposition of such equity securities and shall state in reasonable detail, to the extent practicable, the net consideration, after all commissions and discounts which the prospective seller or sellers expect to receive upon such disposition), the Company shall use all reasonable efforts to cause all such Common Stock which the Holder so requested to be registered (which request will not be for less than two hundred thousand (200,000) shares of Common Stock) to be registered under the Securities Act and any applicable state securities laws (provided, that if the managing underwriter advises that less than all of the registered shares of equity securities should be offered for sale so as not to materially and adversely affect the price or salability of the offering being registered by the Company or the participating Holders for a period not to exceed one hundred twenty (120) days, the participating Holders will, if requested by the Company, withhold from sale for such period of time such number of shares of Common Stock (pro rata from the shares of Common Stock requested to be included by the participating Holders) as the underwriter may specify; provided further that in such event a pro rata number of shares proposed to be offered by the Company and all other shareholders of the Company also shall be similarly withheld from sale), all to the extent requisite to permit the sale or other disposition (in accordance with the intended method of disposition thereof as aforesaid) by the prospective seller or sellers of the securities so registered. In the event an underwriter is involved with a registration initiated by the Company of the Common Stock, and a Holder requests to participate in the registration, the Holder must commit to sell through the underwriter. The Company may, in its sole discretion, withdraw any registration contemplated by this Section 12.2 and abandon the proposed offering in which a Holder had requested to participate without any further obligation to such Holder with respect to such registration statement or offering; provided however that such Holder shall be indemnified by the Company for any fees, costs and expense of and incidental to such registration, excluding the fees and disbursements of counsel acting solely on behalf of such Holder.

               12.3     Obligations  of  the  Holder.  It  shall  be a condition
                        ----------------------------
precedent to the obligation of the Company to register any Common Stock of a Holder pursuant to Sections 12.1 and 12.2 hereof that such Holder shall (i) furnish to the Company such information regarding the Common Stock held by it and the intended method of disposition thereof and other information concerning such Holder as the Company shall reasonably request and as shall be required in connection with the registration statement to be filed by the Company; (ii) agree to abide by such additional or customary terms affecting the proposed offering as reasonably may be requested by the managing underwriter of such offering, including a requirement, if applicable, to withhold (on a pro-rata basis) from the public market for a period of at least one hundred twenty (120) days after any such offering, any shares excluded from the offering at the instance of the underwriter as permitted under Sections 12.1 and 12.2 hereof; and (iii) agree in writing in form satisfactory to the Company to pay the underwriting discounts and commissions applicable to the Common Stock being sold by such Holder (subject to the maximum amounts set forth in Section 12.5 hereof).

               12.4     Registration  Proceedings.  If  and whenever the Company
                        -------------------------
is required by the provisions of Sections 12.1 and 12.2 hereof to effect the registration of the Common Stock under the Securities Act, until the securities covered by such registration statement have been sold or for six (6) months after effectiveness, whichever is the shorter period of time, the Company shall:

                    (a) Promptly prepare and file with the SEC a registration statement with respect to such Common Stock and use all reasonable efforts to cause such registration statement to become effective as soon as practicable after the filing thereof and to remain effective, subject to the Company's right to withdraw any registration contemplated by Section 12.2 hereof;

                    (b) Prepare and file with the SEC such amendments to such registration statement and supplements to the prospectus contained therein as may be necessary to keep such registration statement effective;

                    (c) Furnish to each participating Holder and to the underwriters of the securities being registered such reasonable number of copies of the registration statement, preliminary prospectus, final prospectus and such other documents as such underwriters may reasonably request in order to facilitate the public offering of such securities;

                    (d) Use all reasonable efforts to register or qualify the securities covered by such registration statement under such state securities or "Blue Sky" laws of such jurisdictions as the participating Holders may reasonably request within twenty (20) days prior to the original filing of such registration statement, except that the Company shall not for any purpose be required to qualify to do business as a foreign corporation in any jurisdiction wherein it is not so qualified, and except that the Company shall not be required to so register or qualify in more than twenty (20) such jurisdictions if in the good faith judgment of the managing underwriter such additional registrations or qualifications would be unreasonably expensive or harmful to the consummation of the proposed offering;

                    (e) Notify each participating Holder, promptly after the Company shall receive notice thereof, of the time when such registration statement has become effective or a supplement to any prospectus forming a part of such registration statement has been filed;

                    (f) Notify each participating Holder promptly of any request by the SEC for the amending or supplementing of such registration statement or prospectus or for additional information;

                    (g) Prepare and file with the SEC, promptly upon the request of a participating Holder, any amendments or supplements to such registration statement or prospectus which, in the opinion of counsel for such Holder and counsel for the underwriter or manager of the offering, are required under the Securities Act or the rules and regulations thereunder in connection with the distribution of Common Stock by such Holder;

                    (h) Prepare and promptly file with the SEC and promptly notify each participating Holder of the filing of such amendment or supplement to such registration statement or prospectus as may be necessary to correct any statements or omissions if, at the time when a prospectus relating to such securities is required to be delivered under the Securities Act, any event shall have occurred as the result of which any such prospectus or any other prospectus as then in effect would include an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in light of the circumstances in which they were made, not misleading;

                    (i) In case a participating Holder or any underwriter for a Holder is required to deliver a prospectus at a time when the prospectus then in circulation is not in compliance with the Securities Act, the Company will prepare and file such supplements or amendments to such registration statement and such prospectus or prospectuses as may be necessary to permit compliance with the requirements of the Securities Act;

                    (j) Advise each participating Holder, promptly after it shall receive notice or obtain knowledge thereof, of the issuance of any stop order by the SEC suspending the effectiveness of such registration statement or the initiation or threatening of any proceeding for that purpose and promptly use all reasonable efforts to prevent the issuance of any stop order or to obtain its withdrawal if such stop order should be issued;

                    (k) Not file any amendment or supplement to such registration statement or prospectus to which a participating Holder shall reasonably have objected on the grounds that such amendment or supplement does not comply in all material respects with the requirements of the Securities Act or the rules and regulations thereunder, after having been furnished with a copy thereof at least two (2) business days prior to the filing thereof; and

                    (l) At the request of a participating Holder (i) use all reasonable efforts to obtain and furnish on the effective date of the registration statement or, if such registration includes an underwritten public offering, at the closing provided for in the underwriting agreement, an opinion, dated such date, of the counsel representing the Company for the purposes of such registration, addressed to the underwriters, if any, and to each participating Holder, which shall contain such opinions as are customary in an underwritten public offering, or, if the offering is not underwritten, shall state that such registration statement has become effective under the Securities Act and that (or substantially to the effect that): (a) to the best of such counsel's knowledge, no stop order suspending the effectiveness thereof has been issued and no proceedings for that purpose have been instituted or are pending or contemplated under the Securities Act; (b) the registration statement, related prospectus and each amendment or supplement thereto comply as to form in all material respects with the requirements of the Securities Act and applicable rules and regulations of the SEC thereunder (except that such counsel need express no opinion as to financial statements, schedules or other financial or statistical data contained therein); (c) such counsel has no reason to believe that either the registration statement or the prospectus or any amendment or supplement thereto (other than financial statements and schedules or financial and statistical data, as to which such counsel need not comment) contains any untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading; (d) the description in the registration statement or prospectus or any amendment or supplement thereto of all legal and governmental matters and all contracts and other legal documents or instruments described therein are accurate in all material respects; and (e) such counsel does not know of any legal or governmental proceedings, pending or threatened, required to be described in the registration statement or prospectus or any amendment or supplement thereto which are not described as required, nor of any contracts or documents or instruments of the character required to be described in the registration statement or prospectus or amendment or supplement thereto or to be filed as exhibits to the registration statement, which are not described and filed as required; and (ii) use all reasonable efforts to obtain letters dated on such effective date, and such closing date, if any, from the independent certified public accountants of the Company, addressed to the underwriters, if any, and to each participating Holder, stating that they are independent certified public accountants within the meaning of the Securities Act and dealing with such matters as the underwriters may request, or, if the offering is not underwritten, stating that in the opinion of-such accountants, the financial statements and other financial data pertaining to the Company included in the registration statement or the prospectus or any amendment or supplement thereto comply in all material respects with the applicable accounting requirements of the Securities Act; such opinion of counsel shall additionally cover such legal matters with respect to the registration and with respect to which such opinion is being given as a participating Holder may reasonably request; such letter from the independent certified public accountants shall additionally cover such other financial matters, including information as to the period ending not more than five (5) business days prior to the date of such letter, with respect to the registration statement and prospectus as a participating Holder may reasonably request.

               12.5     Expenses.  With  respect  to  each  inclusion  of Common
                        --------
Stock of a Holder in a registration statement pursuant to Sections 12.1 and 12.2 hereof, all registration expenses, fees, costs and expenses of and incidental to such registration, including any public offering in connection therewith shall be borne by the Company (excluding the fees and disbursements of advisors retained by the Holder and counsel acting solely on behalf of the Holder); provided, however, that the Holder shall bear the Holder's pro rata share of the underwriting discount and commissions (up to a maximum aggregate amount equal to 8% of the offering price of the Holder's shares so offered). The fees, costs and expenses of registration to be borne by the Company shall include, without limitation, all registration, filing and NASD fees, printing expenses, fees and disbursements of counsel and accountants for the Company
(including the cost of any special audit requested in order to effect such registration), fees and disbursements of counsel for the underwriter or underwriters of such securities (if the Company and/or selling security holders are required to bear such fees and disbursements), all legal fees and disbursements and other expenses of complying with state securities or blue Sky laws of any jurisdiction in which the securities to be offered are to be registered or qualified.

               12.6     Indemnification  of  Holders.  Subject to the conditions
                        ----------------------------
set forth below, in connection with any registration of securities pursuant to Sections 12.1 or 12.2 hereof, the Company agrees to indemnify and hold harmless each Holder and each person, if any, who controls the Holder (and the respective officers, directors and agents of Holders), within the meaning of Section 15 of the Securities Act, as follows:

                    (a) Against any and all loss, claim, damage and expense whatsoever arising out or based upon (including, but not limited to, any and all expense whatsoever reasonably incurred in investigating, preparing or defending any litigation, commenced or threatened, or any claim whatsoever based upon) any untrue or alleged untrue statement of a material fact contained in any preliminary prospectus (if used prior to the effective date of the registration statement), the registration statement or the final prospectus (as from time to time amended and supplemented if the Company shall have filed with the SEC any amendment thereof or amendment thereto) if used within the period during which the Company is required to keep the registration statement or prospectus current, or in any application or other document executed by the Company or based upon written information furnished by the Company filed in any jurisdiction in order to qualify the Company's securities under the securities laws thereof; or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; or any other violation of applicable federal or state statutory or regulatory requirements or limitations relating to action or inaction by the Company in the course of preparing, filing, or implementing such registered offering; provided, however, that the indemnity agreement contained in this Section 12.6(a) shall not apply to any loss, claim, damage, liability or action arising out of or based upon any untrue or alleged untrue statement or omission made in reliance upon and in conformity with any information furnished in writing to the Company by or on behalf of the Holder expressly for use in connection therewith;

                    (b) Subject to the proviso contained in the last sentence of Section 12.6(a) above, against any and all loss, liability, claim, damage and expense whatsoever to the extent of the aggregate amount paid in settlement of any litigation, commenced or threatened, or of any claim whatsoever based upon any such untrue statement or omission or any such alleged untrue statement or omission (including, but not limited to, any and all expense whatsoever reasonably incurred in investigating, preparing or defending against any such litigation or claim) if such settlement is effected with the written consent of the Company and no indemnity shall inure to the benefit of the Holder or any controlling person thereof if the person asserting the claim failed to receive a copy of the final prospectus at or prior to the written confirmation of the sale of shares of Common Stock to such person if the untrue statement or omission had been corrected in such final prospectus and the failure to receive such final prospectus is not a necessary element of such person's claim;

                    (c) In no case shall the Company be liable under this indemnity agreement with respect to any claim made against the Holder or any such controlling person (or its respective officers, directors and agents) unless the Company shall be notified, by letter or by telegram confirmed by letter, of any claim made or action commenced against such persons, reasonably promptly (but in any event within twenty (20) days of receipt of such claim or, in the event that any summons or other service of process requires a responsive pleading within thirty (30) days or less time, within ten (10) days after receipt of such summons or other process) after such person shall have received notice of such claim or been served with the summons or other legal process giving information as to the nature and basis of the claim, but failure to so notify the Company shall not relieve it from any liability which it may have otherwise than on account of this indemnity agreement. The Company shall be entitled to participate at its own expense in the defense of any suit brought to enforce any such claim, but if the Company elects to assume the defense, such defense shall be conducted by counsel chosen by it, provided that such counsel is reasonably satisfactory to the Holder. In the event the Company elects to assume the defense of any such suit and retain such counsel, the Holder shall, after the date the Holder is notified of such election, bear the fees and expenses of any counsel thereafter retained by the Holder as well as any other expenses thereafter incurred by the Holder in connection with the defense thereof; provided, however, that the Company shall bear the fees and expenses of any such separate counsel retained by the Holder if the counsel representing the Company has a conflict of interest (which is not waived) with the Holder which would prohibit such counsel from representing the Holder.

               12.7     Indemnification  of  Company.  Each Holder participating
                        ----------------------------
in any registered offering pursuant to Section 12.1 or 12.2 above agrees to indemnify and hold harmless the Company and each of the officers and directors and agents of it and each other person, if any, who controls the Company within the meaning of Section 15 of the Securities Act against any and all such losses, liabilities, claims, damages and expenses as are indemnified against by the Company under Section 12.6 hereof; provided, however, that such indemnification shall be limited to statements or omissions, if any, made (or in settlement of any litigation effected with the written consent of the Holder alleged to have been made) in any preliminary prospectus, the registration statement or prospectus or any amendment or supplement thereof or any application or other document in reliance upon, and in conformity with, written information furnished in respect of the Holder, by or on behalf of the Holder expressly for use in any preliminary prospectus, the registration statement or prospectus or any amendment or supplement thereof or in any such application or other document. In case any action shall be brought against the Company, or any other person so indemnified based on any preliminary prospectus, the registration statement or prospectus or any amendment or supplement thereof or any such application or other documents, in respect of which indemnity may be sought against a Holder, it shall have the rights and duties given to the Company, and each other person so indemnified shall have the rights and dudes given to a Holder, by the provisions of Section 12.6(c) hereof. The Company agrees to notify the Holder promptly after the assertion of any claim against the Company in connection with the sale of securities covered by this Warrant.

               12.8     Future  Registration Rights.  The Company may agree with
                        ---------------------------
its shareholders other than the Holders to allow their participation in any registered offering which may be requested pursuant to Section 12.1 hereof, provided all such rights of participation by shareholders other than the Holders shall be subordinated to the rights of the participating Holders herein, in a manner reasonably satisfactory to the Required Percentage of such Holders and their counsel.

          13.     Descriptive Headings.  The descriptive headings of the several
                  --------------------
sections of this Warrant are inserted for convenience only and do not constitute a part of this Warrant.

          14.     Notices.  Any  notice  or other communication pursuant to this
                  -------
Warrant shall be in writing and shall be deemed sufficiently given upon receipt, if personally delivered or telecopied (with receipt acknowledged), or if mailed, upon deposit with the United States Postal Service by first class, certified or registered mail, postage prepaid, return receipt requested, addressed as follows:

               (a) If to the Company, to The Female Health Company, 875 North Michigan Avenue, Suite 3660, Chicago, Illinois 60611, Attention:
Secretary, or such other address as the Company has designated in writing to the Holder.

               (b) If to the Holder, to Stephen M. Dearholt, Insurance Processing Center, 741 North Milwaukee Street, Milwaukee, Wisconsin 53202 or to such other address as the Holder has designated in writing to the Company.

          15.     Replacement of Warrant.  Upon receipt of evidence satisfactory
                  ----------------------
to the Company of the loss, theft, destruction or mutilation of this Warrant, and upon receipt of written indemnification of the Company by the Holder in form and substance reasonably satisfactory to the Company, the Company shall execute and deliver to the Holder a new Warrant of like date, tenor and denomination.

          16.     Governing  Law.  This  Warrant  shall  be  construed  and
                  --------------
interpreted  in  accordance  with  the  internal laws of the State of Wisconsin.

          17.     Successors  and Assigns.  The provisions of this Warrant shall
                  -----------------------
be binding upon and inure to the benefit of the Company and the Holder and their respective successors, assigns and transferees.

          18.     Further  Assurances.  The  Company agrees that it will execute
                  -------------------
and record such documents as the Holder shall reasonably request to secure for the Holder any of the rights represented by this Warrant.

          19.     Amendment  and  Modifications.  This  Warrant  may be amended,
                  -----------------------------
modified or supplemented only by written agreement of the Company and the Holder.

          IN WITNESS WHEREOF, The Female Health Company has caused this Warrant to be signed by its duly authorized officer and this Warrant to be dated as of March 25, 2001.


                                       THE  FEMALE  HEALTH  COMPANY



                                       By: ________________________________
                                            O.B.  Parrish
                                            Chairman  of  the  Board
                                            and  Chief  Executive  Officer